                                                                    Exhibit 10.2


                           NEON SYSTEMS, INC. 401(K) PLAN

                              SUMMARY PLAN DESCRIPTION

                                 TABLE OF CONTENTS


                                                                                 PAGE

I.    INTRODUCTION TO YOUR PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .1

II.   GENERAL INFORMATION ABOUT YOUR PLAN. . . . . . . . . . . . . . . . . . . . . .1

      1.    General Plan Information   . . . . . . . . . . . . . . . . . . . . . . .1
      2.    Employer Information . . . . . . . . . . . . . . . . . . . . . . . . . .2
      3.    Plan Administrator Information . . . . . . . . . . . . . . . . . . . . .2
      4.    Plan Trustee Information . . . . . . . . . . . . . . . . . . . . . . . .2
      5.    Service of Legal Process . . . . . . . . . . . . . . . . . . . . . . . .3

III.  PARTICIPATION IN YOUR PLAN . . . . . . . . . . . . . . . . . . . . . . . . . .3
      1.    Eligibility Requirements . . . . . . . . . . . . . . . . . . . . . . . .3
      2.    Participation Requirements . . . . . . . . . . . . . . . . . . . . . . .3

IV.   CONTRIBUTIONS TO YOUR PLAN . . . . . . . . . . . . . . . . . . . . . . . . . .4
      1.    Employer Contributions to the Plan . . . . . . . . . . . . . . . . . . .4
      2.    Participant Salary Reduction Election. . . . . . . . . . . . . . . . . .4
      3.    Your Share of Employer Contributions . . . . . . . . . . . . . . . . . .6
      4.    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
      5.    Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
      6.    Transfers From Qualified Plans (Rollovers) . . . . . . . . . . . . . . .7
      7.    Directed Investments . . . . . . . . . . . . . . . . . . . . . . . . . .8

V.    BENEFITS UNDER YOUR PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . .8
      1     Distribution of Benefits Upon Normal Retirement. . . . . . . . . . . . .8
      2.    Distribution of Benefits Upon Late Retirement. . . . . . . . . . . . . .8
      3.    Distribution of Benefits Upon Death. . . . . . . . . . . . . . . . . . .8
      4.    Distribution of Benefits Upon Disability . . . . . . . . . . . . . . . .9
      5.    Distribution of Benefits Upon Termination of Employment. . . . . . . . .9
      6.    Vesting in Your Plan . . . . . . . . . . . . . . . . . . . . . . . . . 10
      7.    Benefit Payment Options. . . . . . . . . . . . . . . . . . . . . . . . 10

                                 TABLE OF CONTENTS
                                    (CONTINUED)


                                                                                 PAGE
      8.    Pre-Retirement Distribution of Benefits. . . . . . . . . . . . . . . . 11
      9.    Hardship Distribution of Benefits. . . . . . . . . . . . . . . . . . . 11
      10.   Treatment of Distributions From Your Plan. . . . . . . . . . . . . . . 12
      11.   Domestic Relations Order . . . . . . . . . . . . . . . . . . . . . . . 13
      12.   Pension Benefit Guaranty Corporation . . . . . . . . . . . . . . . . . 13

VI.   YEAR OF SERVICE RULES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      1.    Year of Service and Hour of Service. . . . . . . . . . . . . . . . . . 13
      2.    1 -Year Break in Service . . . . . . . . . . . . . . . . . . . . . . . 14

VII.  YOUR PLAN'S "TOP HEAVY RULES\. . . . . . . . . . . . . . . . . . . . . . . . 15
      1.    Explanation of "Top Heavy Rules\ . . . . . . . . . . . . . . . . . . . 15

VIII. LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
      1.    Loan Requirements. . . . . . . . . . . . . . . . . . . . . . . . . . . 16

IX.   CLAIMS BY PARTICIPANTS AND BENEFICIARIES . . . . . . . . . . . . . . . . . . 17
      1.    The Claims Review Procedure. . . . . . . . . . . . . . . . . . . . . . 17

X.    STATEMENT OF ERISA RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . 18
      1.    Explanation of Your ERISA Rights . . . . . . . . . . . . . . . . . . . 18

XI.   AMENDMENT AND TERMINATION OF YOUR PLAN . . . . . . . . . . . . . . . . . . . 20
      1.    Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
      2.    Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                           NEON SYSTEMS, INC. 401(K) PLAN
                              SUMMARY PLAN DESCRIPTION

                            I. INTRODUCTION TO YOUR PLAN

     NEON Systems, Inc. wishes to recognize the efforts its employees have made to its success and to reward them by adopting a 401(k) Profit Sharing Plan and Trust. This 401(k) Profit Sharing Plan and Trust will be for the exclusive benefit of eligible employees and their beneficiaries.

     Your Plan is a "salary reduction plan." It is also called a "401(k) plan." Under this type of plan, you may choose to reduce your compensation and have these amounts contributed to this Plan on your behalf.

     The purpose of this Plan is to reward eligible employees for long and loyal service by providing them with retirement benefits.

     Between now and your retirement, your Employer' intends to make contributions for you and other eligible employees. When you retire, you will be eligible to receive the value of the amounts which have accumulated in your account.

     This Summary Plan Description is a brief description of your Plan and your rights, obligations, and benefits under that Plan. Some of the statements made in this Summary Plan Description are dependent upon this Plan being "qualified" under the provisions of the Internal Revenue Code. This Summary Plan Description is not meant to interpret, extend, or change the provisions of your Plan in any way. The provisions of your Plan may only be determined accurately by reading the actual Plan document, including the Adoption Agreement.

     A copy of your Plan and the Adoption Agreement are on file at your Employer's office and may be read by you, your beneficiaries, or your legal representatives at any reasonable time. If you have any questions regarding either your Plan, the Adoption Agreement or this Summary Plan Description, you should ask your Plan's Administrator. In the event of any discrepancy between this Summary Plan Description and the actual provisions of the Plan, the Plan will govern.

                      II. GENERAL INFORMATION ABOUT YOUR PLAN

     There is certain general information which you may need to know about your Plan. This information has been summarized for you in this Section.

1.   General Plan Information

     NEON Systems, Inc. 401(k) Plan is the name of your Plan.

     Your Employer has assigned Plan Number 001 to your Plan.

     The provisions of your Plan become effective on January 1, 1997, which is called the Effective Date of the Plan.

     Your Plan's records are maintained on a twelve-month period of time. This is known as the Plan Year. The Plan Year begins on January 1st and ends on December 31st.

     Certain valuations and distributions are made on the Anniversary Date of your Plan. This date is December 31st.

     The contributions made to your Plan will be held and invested by the Trustee of your Plan.

     Your Plan and Trust will be governed by the laws of the State of Texas.

2.   Employer Information

     Your Employer's name, address and identification number are:

     NEON Systems, Inc.
     14141 S.W. Frwy., Suite 6200
     Sugar Land, Texas 77478
     76-0345839

     Your Plan allows other employers to adopt its provisions. You or your beneficiaries may examine or obtain a complete list of employers, if any, who have adopted your Plan by making a written request to the Administrator.

3.   Plan Administrator Information

     The name, address and business telephone number of your Plan's Administrator are:

     NEON Systems, Inc.
     14141 S.W. Frwy., Suite 6200
     Sugar Land, Texas 77478
     (713) 491-4200

Your Plan's Administrator keeps the records for the Plan and is responsible for the administration of the Plan. The Administrator has discretionary authority to construe the terms of the Plan and make determinations on questions which may affect your eligibility for benefits. Your Plan's Administrator will also answer any questions you may have about your Plan.

4.   Plan Trustee Information

     The name of your Plan's Trustee is:

     John Reiland

     The principal place of business of your Plan's Trustee is:

     14141 S.W. Frwy., Suite 6200
     Sugar Land, Texas 77478

     Your Plan's Trustee has been designated to hold and invest Plan assets for the benefit of you and other Plan participants. The trust fund established by the Plan's Trustee will be the funding medium used for the accumulation of assets from which benefits will be distributed.

5.   Service of Legal Process

     The name and address of your Plan's agent for service of legal process are:

     NEON Systems, Inc.
     14141 S.W. Frwy., Suite 6200
     Sugar Land, Texas 77478

     Service of legal process may also be made upon the Trustee or Administrator.

                          III. PARTICIPATION IN YOUR PLAN

     Before you become a member or a "participant" in the Plan, there are certain eligibility and participation rules which you must meet. These rules are explained in this Section.

1.   Eligibility Requirements

     You will participate in the Plan as of the Effective Date of the Plan which is January 1, 1997 if you were employed on such date. Otherwise, you will be eligible to participate in the Plan if you have completed one-half Year of Service and have attained age 21.

     You will have completed one-half of one Year of Service if you are in the employ of your Employer six (6) months after your employment commencement date.

2.   Participation Requirements

     Once you have satisfied your Plan's eligibility requirements, your next step will be to actually become a member or a "participant" in the Plan. You will become a participant on a specified day of the Plan Year. This day is called the Effective Date of Participation.

     You will become a participant on the first day of the Plan Year Quarter coinciding with or next following the date you satisfy the eligibility requirements.

                          IV.  CONTRIBUTIONS TO YOUR PLAN

1.   Employer Contributions to the Plan

     Each year, your Employer will contribute to your Plan the following amounts:

     (a) The total amount of the salary reduction you elected to defer. (See the Section in this Article entitled "Participant Salary Reduction Election.")

     (b) A discretionary matching contribution equal to a percentage of the amount of the salary reduction you elected to defer, which percentage will be determined each year by the Employer.

       For a participant to qualify for a matching contribution, the following conditions apply:

     - If you are actively employed on the last day of the Plan Year, you will share regardless of the number of Hours of Service credited during the Plan Year.

     - If you terminate employment (not actively employed on the last day of the Plan Year), you must be credited with more than 500 Hours of Service.

     - You will share in the matching contribution for the year regardless of the number of Hours of Service credited in the year of your death, disability or retirement.

     (c)  A discretionary amount determined each year by your Employer.

     For a participant to qualify for the discretionary contribution, the following conditions apply:

     - If you are actively employed on the last day of the Plan Year, you will share regardless of the number of Hours of Service credited during the Plan Year.

     - If you terminate employment (not actively employed on the last day of the Plan Year), you must be credited with more than 500 Hours of Service.

     - You will share for the year regardless of the number of Hours of Service credited in the year of your death, disability or retirement.

2.   Participant Salary Reduction Election

     As a participant, you may elect to defer not less than 1 % nor more than 15% of your compensation each year instead of receiving that amount in cash. However, your total deferrals in any taxable year may not exceed a dollar limit which is set by law. The limit for 1996 is $9,500. This limit will be increased in future years for cost of living changes.

     You may elect to defer your salary as of each entry date. Such election will become effective as soon as administratively feasible. Your election will remain in effect until you modify or terminate it. You may modify your election as of each entry date of any year. The modification will be come effective as soon as administratively feasible.

     The amount you elect to defer, and any earnings on that amount, will not be subject to income tax until it is actually distributed to you. This money will, however, be subject to Social Security taxes at all times.

     You should also be aware that the annual dollar limit is an aggregate limit which applies to all deferrals you may make under this plan. or other cash or deferred arrangements (including tax-sheltered 403(b) annuity contracts, simplified employee pensions or other 401(k) plans in which you may be participating. Generally, if your total deferrals under all cash or deferred arrangements for a calendar year exceed the annual dollar limit, the excess must be included in your income for the year. For this reason, it is desirable to request in writing that these excess deferrals be returned to you. If you fail to request such a return,

     You must decide which plan or arrangement you would like to have return the excess. If you decide that the excess should be distributed from this Plan, you should communicate this in writing to the Administrator no later than the March 1st. following the close of the calendar year in which such excess deferrals were made. The Administrator may then return the excess deferral and any earnings to you by April 15th.

     In the event you receive a hardship distribution from your deferrals to this Plan or any other plan maintained by your Employer, you will not be allowed to make additional salary reductions for a period of twelve (12) months after you receive the distribution. Furthermore, the dollar limitation set by law with respect to your taxable year following, the year in which you received the distribution, will be reduced by your salary reductions, if any, for the taxable year of the distribution.

     You will always be 100% vested in the amount you deferred. This means that you will always be entitled to all of the deferred amount. This money will, however, be affected by any investment gains or losses.

     Distributions from your deferred account are not permitted before age 59 1/2 EXCEPT in the event of:

     (a)  death;

     (b)  disability;

     (c)  termination of employment; or

     (d) reasons of proven financial hardship (See the Section in Article V entitled "Hardship Distribution of Benefits").

     In addition, if, you are a highly compensated employee (generally owners, officers or individuals receiving wages in excess of certain amounts established by law), a distribution from your deferred account of certain excess contributions may be required to comply with the law. The Administrator will notify you when a distribution is required.

3.   Your Share of Employer Contributions

     Your Employer will allocate the amount you elect to defer to an account maintained on your behalf.

     If you are eligible, your Employer will also allocate the matching contribution made to the Plan on your behalf. (See the Section in this Article entitled "Employer Contributions to the Plan.")

     Your Employer's discretionary contribution will be "allocated" or divided among participants eligible to share in the contribution for the Plan Year. Your share of the contribution will depend upon how much compensation you received during the year and the compensation received by other eligible participants.

     Your share of your Employer's discretionary contribution is determined by the following fraction:

                                             Your Compensation
               Employer's          X    ------------------------------
     Discretionary Contribution         Total Compensation of All
                                        Participants Eligible to Share

For example:

Suppose the Employer's discretionary contribution for the Plan Year is $20,000. Employee A's compensation for the Plan Year is $25,000. The total compensation of all participants eligible to share, including Employee A, is $250,000. Employee A's share will be:

               $25,000
     $20,000 X --------  or $2,000
               $250,000

     In addition to the Employer's contributions made to your account, your account will be credited annually with a share of the investment earnings or losses of the trust fund.

     You should also be aware that the law imposes certain limits on how much money may be allocated to your account for a year. These limits are extremely complex, but generally no more than the lesser of $30,000 or 25% of your compensation, may be allocated to you (excluding earnings) in any year. The Administrator will inform you if these limits have affected you.

4.   Compensation

     For the purposes of your Plan, compensation has a special meaning. Compensation is defined as your total salary, wages and other amounts which are includible in your income for purposes of income taxes that is paid during the Plan Year. However the following will be excluded:

          --reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits.

     In addition, salary reduction contributions to any cafeteria plan, tax sheltered annuity, SEP or 401(k) Plan will be included as compensation for Plan purposes.

     Your compensation will be recognized for benefit purposes from your date of entry into the Plan.

     The Plan, by law, cannot recognize compensation in excess of $150,000. This amount will be adjusted in future years for cost of living increases. It will also be applied to certain highly compensated employees and their family members as if they were a single participant. If you or a member of your family may be affected by this rule, ask your Administrator for further details.

5.   Forfeitures

     Forfeitures are created when participants terminate employment before becoming entitled to their full benefits under the Plan. Your account may grow from the forfeitures of other participants. Forfeitures will be "allocated" or divided among participants eligible to share for a Plan Year. However, a portion of forfeited amounts will be used to reduce your Employer's contributions to the Plan.

6.   Transfers From Qualified Plans (Rollovers)

     At the discretion of the Administrator, you may be permitted to deposit into your Plan distributions you have received from other plans. Such a deposit is called a "rollover" and may result in tax savings to you. You should consult qualified counsel to determine if a rollover is in your best interest.

     Your rollover will be placed in a separate account called a "participant's rollover account." The Administrator may establish rules for investment.

     You will always be 100% vested in your "rollover account." This means that you will always be entitled to all of your rollover contributions. Rollover contributions will be affected by any investment gains or losses.

7.   Directed Investments

     The Administrator may establish rules for investment of your account balance. If the Administrator approves, you may direct the investment of your account balance.

                            V. BENEFITS UNDER YOUR PLAN

1.   Distribution of Benefits Upon Normal Retirement

     Your Normal Retirement Date is the date of your 59 1/2 birthday (Normal Retirement Age).

     At your Normal Retirement Age, you will be entitled to 100% of your account balance. Payment of your benefits will begin as soon as practicable following your Normal Retirement Date.

2.   Distribution of Benefits Upon Late Retirement

     You may remain employed past your Plan's Normal Retirement Date and retire instead on your Late Retirement Date. Your Late Retirement Date is any date you choose to retire, after first having reached your Normal Retirement Date. On your Late Retirement Date, you will be entitled to 100% of your account balance. Actual benefit payments will begin as soon as practicable following your Late Retirement Date.

3.   Distribution of Benefits Upon Death

     Your beneficiary will be entitled to a single lump-sum distribution of 100% of your account balance upon your death.

If you are married at the time of your death, your spouse will be the beneficiary of the death benefit, unless you otherwise elect in writing on a form to be furnished to you by the Administrator. IF YOU WISH TO DESIGNATE A BENEFICIARY OTHER THAN YOUR SPOUSE, HOWEVER, YOUR SPOUSE MUST IRREVOCABLY CONSENT TO WAIVE ANY RIGHT TO THE DEATH BENEFIT. YOUR SPOUSE'S CONSENT MUST BE IN WRITING, BE WITNESSED BY A NOTARY OR A PLAN REPRESENTATIVE AND ACKNOWLEDGE THE SPECIFIC NONSPOUSE, BENEFICIARY.

If, however,

     (a) your spouse has validly waived any right to the death benefit in the manner outlined above,

     (b)  your spouse cannot be located; or

     (c) you are not married at the time of your death, then your death benefit will be paid to the beneficiary of your own choosing in a single lump sum. You may designate the beneficiary on a form to be supplied to you by the Administrator. If you change your designation, your spouse must again consent to the change.

     Regardless of the method of distribution selected, your entire death benefit must generally be paid to your beneficiaries within five years after your death (the "5-year rule"). However, if your designated beneficiary is a person (instead of your estate or most trusts), then you or your beneficiary may elect to have minimum distributions begin within one year of your death and it may be paid over the designated beneficiary's life expectancy (the "1-year rule"). If your spouse is the beneficiary, then under the "1-year rule" the start of payments may be delayed until the year in which you would have attained age 70 1/2. The election to have death benefits distributed under the "1-year rule" instead of the "5-year rule" must be made no later than the time at which minimum distributions must commence under the "1-year rule" (or, in the case of a surviving spouse, the "5-year rule," if earlier).

     Since your spouse participates in these elections and has certain rights in the death benefit, you should immediately report any change in your marital status to the Administrator.

4.   Distribution of Benefits Upon Disability

     Under your Plan, disability is defined as a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders you incapable of continuing any gainful occupation with your Employer. Your disability will be determined by a licensed physician chosen by the Administrator. However, if your condition constitutes total disability under the federal Social Security Act, then the Administrator may deem that you are disabled for purposes of the Plan.

     If you become disabled while a participant, you will be entitled to 100% of your account balance. Payment of your disability benefits will be made to you as if you had retired. (See the Section in this Article entitled "Benefit Payment Options.")

5.   Distribution of Benefits Upon Termination of Employment

     Your Plan is designed to encourage you to stay with your Employer until retirement. Payment of your account balance under your Plan is generally only available upon your death, disability or retirement.

     If your employment terminates for reasons other than those listed above, you will be entitled to receive only your "vested percentage" of your account balance and the remainder of your account will be forfeited. Only contributions made by your Employer are subject to forfeiture. (See the Section in this Article entitled "Vesting in Your Plan.")

     If you so elect, the Administrator will direct the Trustee to distribute your vested benefit to you before the date it would normally be distributed (upon your death, disability or retirement). If your vested benefit under the Plan at the time of any prior distribution exceeded

$3,500 or currently exceeds $3,500, you must give written consent before the distribution may be made. Amounts of $3,500 or less will be distributed without the need for consent.

     Under the Plan's administrative procedures, if the value of your vested account is zero, any non-vested account balance will be forfeited immediately.

6.   Vesting in Your Plan

     Your "vested percentage" in your account is determined under the following schedule and is based on vesting Years of Service. You will always, however, be 100% vested upon your Normal Retirement Age. (See the Section in this Article entitled "Distribution of Benefits Upon Normal Retirement.")

                                  Vesting Schedule



               Years of Service                   Percentage
                      3                                20%
                      4                                40%
                      5                                60%
                      6                                80%
                      7                               100%

     Regardless of this vesting schedule, you are always 100% vested in your salary reduction amounts contributed to the Plan.

7.   Benefit Payment Options

     At the time you are entitled to receive a distribution under the Plan, the Administrator will direct the distribution of your benefits to you in one lump-sum cash payment.

     GENERALLY, WHENEVER A DISTRIBUTION IS TO BE MADE TO YOU ON OR BEFORE AN ANNIVERSARY DATE, IT MAY BE POSTPONED BY THE PLAN FOR A PERIOD OF UP TO 180 DAYS, FOR ADMINISTRATIVE CONVENIENCE. HOWEVER, UNLESS YOU ELECT IN WRITING TO DEFER THE RECEIPT OF BENEFITS, NO DISTRIBUTION MAY BEGIN LATER THAN THE 60TH DAY AFTER THE CLOSE OF THE PLAN YEAR IN WHICH THE LATEST OF THE FOLLOWING EVENTS,
OCCURS:

          (a) than date on which you reach the age of 65 or your Normal Retirement Age;

          (b) the 10th anniversary of the year in which you became a participant in the Plan;

          (c)  the date you terminated employment with your Employer.

     Regardless of whether you elect to delay the receipt of benefits, there are other rules which generally require minimum payments to begin no later than the April 1st following the year in which you reach age 70 1/2. You should see the Administrator if you feel you may be affected by this rule.

8.   Pre-Retirement Distribution of Benefits

You may be entitled to receive a pre-retirement distribution if you have reached the age of 59 1/2 and are 100% vested in your account from which such distribution is made. However, any distribution will reduce the value of the benefits you will receive at normal retirement. This distribution is made at your election.

     Also, the law restricts any pre-retirement distribution from certain accounts which are maintained for you under the Plan before you reach age 59 1/2. These accounts are generally the ones set up to receive your salary reduction contributions and other Employer contributions which are used to satisfy special rules for 401(k) plans. Ask your Administrator if you need more details.

9.   Hardship Distribution of Benefits

     The Administrator may direct the Trustee to distribute up to 100% of your account balance in the event of immediate and heavy financial need. This hardship distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at normal retirement.

     Distribution may only be made front a fully vested account balance.

     Withdrawal will be authorized only if the distribution is to be used for one of the following purposes:

          (a) The payment of medical expenses (described in Section 213(d) of the Internal Revenue Code) previously incurred by you or your dependent or necessary for you or your dependent to obtain medical care;

          (b) The costs directly related to the purchase of your principal residence (excluding mortgage payments);

          (c) The payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for yourself, your spouse or dependent;

          (d) The payment necessary to prevent your eviction from your principal residence or foreclosure on the mortgage of your principal residence.

     There are restrictions placed on hardship distributions which are made from certain accounts. These accounts are generally the accounts which receive your salary reduction contributions and other Employer contributions which are used to satisfy special rules that apply to 401(k) plans. Any hardship distribution from these accounts will be limited to your salary reduction contributions. Ask your Administrator if you need further details.

     In addition, a distribution will be made from these accounts only if you certify and agree that all of the following conditions are satisfied:

          (a) The distribution is not in excess of the amount of your immediate and heavy financial need;

          (b) You have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by your Employer;

          (c) That your elective contributions and employee contributions will be suspended for at least twelve (12) months after your receipt of the hardship distribution; and

          (d) That you will not make elective contributions for your taxable year immediately following the taxable year of the hardship distribution, except to the extent permitted by the Plan.

10.  Treatment of Distributions From Your Plan

     Whenever you receive a distribution from your Plan, it will normally be subject to income taxes. You may, however, reduce, or defer entirely, the tax due on your distribution through use of one of the following methods:

     (a) The rollover of all or a portion of the distribution to an Individual Retirement Account (IRA) or another qualified employer plan. This will result in no tax being due until you begin withdrawing funds from the IRA or other qualified employer plan. The rollover of the distribution, however, MUST be made within strict time frames (normally, within 60 days after you receive your distribution). Under certain circumstances all or a portion of a distribution may not qualify for this rollover treatment. In addition, most distributions will be subject to mandatory federal income tax withholding at a rate of 20%. This will reduce the amount you actually receive. For this reason, if you wish to roll over all or a portion of your distribution amount, the direct transfer option described in paragraph (b) below would be the better choice.

     (b) You may request that a direct transfer of all or a portion of your distribution amount be made to either an Individual Retirement Account (IRA) or another qualified employer plan willing to accept the transfer. A direct transfer will result in no tax being due until you withdraw funds from the IRA or other qualified employer plan. Like the rollover, under certain circumstances all or a portion of the amount to be distributed may not qualify for this direct transfer. If you elect to actually receive the distribution rather than request a direct transfer, then in most cases 20% of the distribution amount will be withheld for federal income tax purposes.

     (c) The election of favorable income tax treatment under 10-year forward averaging," "5-year forward averaging" or, if you qualify, "capital gains" method of taxation.

     WHENEVER YOU RECEIVE A DISTRIBUTION, THE ADMINISTRATOR WILL DELIVER TO YOU A MORE DETAILED EXPLANATION OF THESE OPTIONS. HOWEVER, THE RULES WHICH DETERMINE WHETHER YOU QUALIFY FOR FAVORABLE TAX TREATMENT ARE VERY COMPLEX. YOU SHOULD CONSULT WITH QUALIFIED TAX COUNSEL BEFORE MAKING A CHOICE.

11.  Domestic Relations Order

     As a general rule, your interest in your account, including your "vested interest," may not be alienated. This means that your interest may not be sold, used as collateral for a loan, given away or otherwise transferred. In addition, your creditors may not attach, garnish or otherwise interfere with your account.

     There is an exception, however, to this general rule. The Administrator may be required by law to recognize obligations you incur as a result of court ordered child support or alimony payments. The Administrator must honor a "qualified domestic relations order." A "qualified domestic relations order" is defined as a decree or order issued by a court that obligates you to pay child support or alimony, or otherwise allocates a portion of your assets in the Plan to your spouse, former spouse, child or other dependent. If a qualified domestic relations order is received by the Administrator, all or a portion of your benefits may be used to satisfy the obligation. The Administrator will determine the validity of any domestic relations order received.

12.  Pension Benefit Guaranty Corporation

Benefits provided by your Plan are NOT insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 because the insurance provisions under ERISA are not applicable to your Plan.

                             VI. YEAR OF SERVICE RULES

1.   Year of Service and Hour of Service

     You will have completed a Year of Service for vesting purposes if you are credited with 1000 Hours of Service during a Plan Year, even if you were not employed on- the first or last day of the Plan Year.

     An "Hour of Service" has a special meaning for Plan purposes. You will be credited with an Hour of Service for:

          (a) each hour for which you are directly or indirectly compensated by your Employer for the performance of duties during the Plan Year;

          (b) each hour for which you are directly or indirectly compensated by your Employer for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

          (c)  each hour for back pay awarded or agreed to by your Employer.

     You will not be credited for the same Hours of Service both under (a) or
(b), as the case may be, and under (c).

2.   1-Year Break in Service

     A 1-Year Break in Service is a computation period during which you have not completed more than 500 Hours of Service with your Employer.

A 1-Year Break in Service does NOT occur, however, in the computation period in which you enter or leave the Plan for reasons of:

          (a)  an authorized leave of absence;

          (b)  certain maternity or paternity absences.

     The Administrator will be required to credit you with Hours of Service for a maternity or paternity absence. These are absences taken on account of pregnancy, birth, or adoption of your child. No more than 501 Hours of Service will be credited for this purpose and these Hours of Service will be credited solely to avoid your incurring a 1-Year Break in Service. The Administrator may require you to furnish proof that your absence qualifies as a maternity or paternity absence.

     These break in service rules may be illustrated by the following examples:

     Employee A works 300 hours in a Plan Year. At the end of the Plan Year, Employee A will have a 1-Year Break in Service because she has worked less than 501 hours in a Plan Year. Employee B works 300 hours in a Plan Year and takes an authorized leave of absence for which he is credited with an additional 250 hours. Employee B will NOT have a 1-Year Break in Service because he is credited with more than 500 hours in a Plan Year.

     If you are reemployed after a 1-Year Break in Service and were vested in any portion of your account derived from Employer contributions, you will receive credit for all Years of Service credited to you before your 1-Year Break in Service.

     If you do not have a "vested interest" in the Employer contributions allocated to your account when you terminate your employment, you will lose credit for your pre-break Years of Service when your consecutive 1-Year Breaks in Service equal or exceed the greater of 5 years, or your pre-break Years of Service. For example:

     Employee B terminated employment on January 1, 2000 with 2 Years of Service. Employee B was not vested at the time of his termination of employment. Employee B returns to work on January 1, 2003. Employee B will be credited with his 2 pre-break Years of Service because his period of termination years) did not exceed 5 years.

                         VII. YOUR PLAN'S "TOP HEAVY RULES"

1.   Explanation of "Top Heavy Rules"

     A 401(k) Profit Sharing Plan that primarily benefits "key employees" is called a "top heavy plan." Key employees are certain owners or officers of your Employer. A Plan is a "top heavy plan" when more than 60% of the contributions or benefits have been allocated to key employees.

     Each year, the Administrator is responsible for determining whether your Plan is a "top heavy plan."

     If your Plan becomes top heavy in any Plan Year, then non-key employees will be entitled to certain "top heavy minimum benefits," and other special rules will apply. Among these top heavy rules are the following:

          (a) Your Employer may be required to make a contribution equal to 3% of your compensation to your account;

          (b)  Instead of the vesting schedule outlined in the Article and
     Section in this Summary entitled "BENEFITS UNDER YOUR PLAN: Vesting in Your Plan," your nonforfeitable right to benefits or contributions derived from Employer contributions will be determined according to the following schedule:


                                  Vesting Schedule
               Years of Service                   Percentage
                      2                                 20%
                      3                                 40%
                      4                                 60%
                      5                                 80%
                      6                                100%

          (c) If you are a participant in more than one Plan, you may not be entitled to minimum benefits under both Plans.

                                    VIII. LOANS

     You may apply to the Administrator for a loan from the Plan. Your application must be in writing on forms which the Administrator will provide to you. The Administrator may also request that you provide additional information, such as financial statements, tax returns and credit reports. After considering your application, the Administrator may, in its discretion, determine that you qualify for the loan. The Administrator will inform the Trustee that you qualify. The Trustee may then review the Administrator's determination and make a loan to you if it is a prudent investment for the Plan.

1.   Loan Requirements

     There are various rules and requirements that apply for any loan. These rules are outlined in this Section. In addition, your Employer has established a written loan program which explains these requirements in more detail. You can request a copy of the loan program from the Administrator. Generally, the rules for loans include the following:

          (a) Loans must be made available to all participants and their beneficiaries on a uniform and non-discriminatory basis.

          (b) All loans must be adequately secured. You may use up to one-half (1/2) of your vested account balance under the Plan as security for the loan. If more security is required, your principal residence may be used, if permitted by State law. The Plan may also require that repayments on the loan obligation be by payroll deduction.

          (c) All loans must bear a reasonable rate of interest. The interest rate must he one a bank or other professional lender would charge for making a loan in a similar circumstance.

          (d) All loans must have a definite repayment period which provides for payments to be made not less frequently than quarterly, and for the loan to be amortized on a level basis over a reasonable period of time, not to exceed five (5) years. However, if you use the loan to acquire your principal residence, you may repay the loan over a reasonable period of time that may be longer than five (5) years.

          (e) All loans will be considered a directed investment from your account under the Plan. All payments of principal and interest by you on a loan will be credited to your account.

          (f) The amount the Plan may loan to you is limited by rules under the Internal Revenue Code. All loans, when added to the outstanding balance of all other loans from the Plan, will be limited to the lesser of:

               (1) $50,000 reduced by the excess, if any, of your highest outstanding balance of loans from the Plan during the one-year period prior to the date of the loan over -your current outstanding balance of loans; or

               (2)  1/2 of your vested account balance.

               Also, no loan in an amount less than $1,000 will be made.

          (g) If you fail to make payments when they are due under the loan, you will be considered to be "in default." The Trustee would then have authority to take all reasonable actions to collect the balance owing on the loan. This could include filing a lawsuit or foreclosing on the security for the loan. Under certain circumstances, a loan that is in default may be considered a distribution from the Plan, and could result in taxable income to you. In any event, your failure to repay a loan will reduce the benefit you would otherwise be entitled to from the Plan.

                    IX. CLAIMS BY PARTICIPANTS AND BENEFICIARIES

     Benefits will be paid to participants and their beneficiaries without the necessity of formal claims. You or your beneficiaries, however, may make a request for any Plan benefits to which you may be entitled. Any such request must be made in writing, and it should be made to the Administrator. (See the Article in this Summary entitled "GENERAL INFORMATION ABOUT YOUR PLAN.")

     Your request for Plan benefits will be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Administrator will furnish you with a written notice of this denial. This written notice must be provided to you within a reasonable period of time (generally 90 days) after the receipt of your claim by the Administrator. The written notice must contain the following information:

          (a)  the specific reason or reasons for the denial;

          (b) specific reference to those Plan provisions on which the denial is based;

          (c) a description of any additional information or material necessary to correct your claim and an explanation of why such material or information is necessary; and

          (d) appropriate information as to the steps to be taken if you or your beneficiary wishes to submit your claim for review.

     If notice of the denial of a claim is not furnished to you, in accordance with the above within a reasonable period of time, your claim will be deemed denied. You will then be permitted to proceed to the review stage described in the following paragraphs.

     If your claim has been denied, and you wish to submit your claim for review, you must. follow the Claims Review Procedure.

1.   The Claims Review Procedure

          (a) Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Administrator.

          (b) YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 60 DAYS AFTER YOU HAVE RECEIVED WRITTEN NOTIFICATION OF THE DENIAL OF YOUR CLAIM FOR BENEFITS OR, IF NO WRITTEN DENIAL OF YOUR CLAIM WAS PROVIDED, NO LATER THAN 60 DAYS AFTER THE DEEMED DENIAL OF YOUR CLAIM.

          (c) You may review all pertinent documents relating to the denial of your claim and submit any issues and comments, in writing, to the Administrator.

          (d) Your claim for review must be given a full and fair review. If your claim is denied, the Administrator must provide you with written notice of this denial within 60 days after the Administrator's receipt of your written claim for review. There may be times when this 60-day period may be extended. This extension may only be made, however, where there are special circumstances which are communicated to you in writing within the 60-day period. If there is an extension, a decision will be made as soon as possible, but not later than 120 days after receipt by the Administrator of your claim for review.

          (e) The Administrator's decision on your claim for review will be communicated to you in writing and will include specific references to the pertinent Plan provisions on which the decision was based.

          (f) If the Administrator's decision on review is not furnished to you within the time limitations described above, your claim will be deemed denied on review.

          (g) If benefits are provided or administered by an insurance company, insurance service, or other similar organization which is subject to regulation under the insurance laws, the claims procedure relating to these benefits may provide for review. If so that company, service, or organization will be the entity to which claims are addressed. If you have any questions regarding the proper person or entity to address claims, you should ask the Administrator.

                            X. STATEMENT OF ERISA RIGHTS

1.   Explanation of Your ERISA Rights

     As a participant in this Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974, also called ERISA. ERISA provides that all Plan participants are entitled to:

          (a)  examine, without charge, all Plan documents, including:

               (1)  insurance contracts;

               (2)  collective bargaining agreements; and

               (3) copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

               This examination may take place at the Administrator's office and at other specified employment locations of the Employer. (See the Article in this Summary entitled "GENERAL INFORMATION ABOUT YOUR PLAN");

          (b) obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies;

          (c) receive a summary of the Plan's annual financial report. The Administrator is required by law to furnish each participant with a copy of this summary annual report;

          (d) obtain a statement telling you whether you have a right to receive a retirement benefit at Normal Retirement Age and, if so, what 'our benefits would be at Normal Retirement Age if you stop working under the Plan now. If you do not have a right to a retirement benefits the statement will tell you how many years you have to work to get a right to a retirement benefit. THIS STATEMENT MUST BE REQUESTED IN WRITING AND IS NOT REQUIRED TO BE GIVEN MORE THAN ONCE A YEAR. The Plan must provide the statement free of charge.

     In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

     If your claim for a retirement benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Administrator review and reconsider your claim. (See the Article in this Summary entitled "CLAIMS BY PARTICIPANTS AND BENEFICIARIES.")

     Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Administrator to provide the material's and pay you up to $100.00 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

     If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

     If the Plan's fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court; The court will decide who should Pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

     If you have any questions about this statement, or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                     XI. AMENDMENT AND TERMINATION OF YOUR PLAN

1.   Amendment

     Your Employer has the right to amend your Plan at any time. In no event, however, will any amendment:

          (a) authorize or permit any part of the Plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries; or

          (b)  cause any reduction in the amount credited to your account; or

          (c)  cause any part of your Plan assets to revert to the Employer.

2.   Termination

     Your Employer has the right to terminate the Plan at any time. Upon termination, all amounts credited to your account will become 100% vested.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 5th day of December, 1996. Furthermore, this Plan may not be used unless acknowledged by MFS Fund Distributors, Inc. or its authorized representative.

EMPLOYER:

NEON Systems, Inc.

By:  /s/ John S. Reiland
     ------------------------------
     EMPLOYER

     /s/ John S. Reiland
-----------------------------------
     TRUSTEE-JOHN REILAND

-----------------------------------
          TRUSTEE

-----------------------------------
          TRUSTEE

PARTICIPATING EMPLOYER:

-----------------------------------
          (enter name)

By:       N/A
     ------------------------------

The following Acceptance of The First National Bank of Boston will be completed if the Bank is named as Trustee:

     The First National Bank of Boston

     By:  N/A
          -------------------------
          Authorized Officer

     NOTE: The First National Bank-of Boston will act as Trustee only when Plan assets are invested exclusively in mutual funds distributed by MFS Fund Distributors, Inc. If the Trustee is another corporation or an individual, at least 50% of Plan assets must be so invested, unless MFS Fund Distributors, Inc. otherwise -agrees in writing.

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of MFS Fund Distributors, Inc. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

MFS Fund Distributors,

By:  /s/ David Jobbler
     ------------------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name:          Otto E. Rogelstad, Esq.
          ---------------------------------------------------------------------

Address:       MFS Fund Distributors. Inc,
          ---------------------------------------------------------------------

               500 Boylston Street
          ---------------------------------------------------------------------

               Boston, Massachusetts 02116
          ---------------------------------------------------------------------

Telephone:     800 637-1044
          ---------------------------------------------------------------------

                                    AMENDMENT TO
                            MFS FUND DISTRIBUTORS, INC.
                        401(K) PROFIT SHARING PLAN AND TRUST

     1. Article VI of the Plan is amended by the addition of the new subsection, effective as of the following date:

          a. For Plans not entitled to extended reliance as described in Revenue Ruling 94-76, the first day of the first Plan Year beginning on or after December 31, 1994, or if later, 90 days after December 31, 1994; or

          b. For Plans entitled to extended reliance as described in Revenue Ruling 94-76, as of the first day of the first plan year beginning in 1999. However, in the event of a transfer of assets to the Plan from a money purchase plan that occurs after the date of the most recent determination letter, the effective date of the amendment shall be the date immediately preceding the date of such transfer of assets.

TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN

     Notwithstanding any provision of this plan to the contrary, to the extent that any optional form of benefit under this plan permits a distribution prior to the employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets Including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of
Section 414(l) of the Internal Revenue (Code, to this plan from a money purchase pension plan qualified under 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

     2. Article VI is amended by the addition of the following new subsection, effective as of December 12, 1994:

UNIFORMED SERVICES

     Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

Loan repayments will be suspended under this plan as permitted under Code
Section 414(u)(4).

                               ADOPTION AGREEMENT FOR

                            MFS FUND DISTRIBUTORS, INC.
                         STANDARDIZED 401(K) PROFIT SHARING
                                   PLAN AND TRUST

     The undersigned Employer adopts the MFS Fund Distributors, Inc. Standardized 401(k) Profit Sharing Plan and Trust for those Employees who shall qualify as Participants hereunder, to be known as the

Al   NEON Systems, Inc. 401(k) Plan
     --------------------------------------------------------------------------
               (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

B1   Name of Employer    NEON Systems, Inc.
                         ------------------------------------------------------

                         ------------------------------------------------------

B2   Address   14141 S.W. Frwy., Suite 6200
               ----------------------------------------------------------------
               Sugar Land              ,     TX                  77478
               -----------------------       -----------------   --------------
                    City                          State               Zip

     Telephone (713) 491-4200
               -----------------------

B3   Employer Identification Number     76-0345839
                                        ----------------------

B4   Date Business Commenced            May 1993
                                        ----------------------

B5   TYPE OF ENTITY

     a.   / /  S Corporation
     b.   / /  Professional Service Corporation
     c.   /X/  Corporation
     d.   / /  Sole Proprietorship
     e.   / /  Partnership
     f.   / /  Other
                    ---------------------------

     AND, is the Employer a member of...

     g.   A controlled group?           / / Yes   /X/ No
     h.   an affiliated service group?  / / Yes   /X/ No

B6   NAME(S) OF TRUSTEE(S)

     a.   John Reiland
          ---------------------------------------------------------------------

     b.
          ---------------------------------------------------------------------

     c.
          ---------------------------------------------------------------------

     d.
          ---------------------------------------------------------------------

     e.
          ---------------------------------------------------------------------

     / / If checked, The First National Bank of Boston is selected as Trustee.

     NOTE: The First National Bank of Boston will act as Trustee only when Plan assets are invested exclusively in mutual funds distributed by MFS Fund Distributors, Inc. If the Trustee is another corporation or an individual, at least 50% of Plan assets must be so invested, unless MFS Fund Distributors, Inc. otherwise agrees in writing.

B7   TRUSTEES' ADDRESS

     a.  /X/   Use Employer Address

     b.  / /
               ----------------------------------------------------------------
                              Street


               ---------------------------,  ------------------, --------------
                    City                          State               Zip

     c.  / /   The address of The First National Bank of Boston is:

                    c/o MFS Service Center, Inc.
                    J.W. McCormack Station
                    P.O. Box 4501
                    Boston, Massachusetts 02101-9817

B8   LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

     a.  /X/   State
     b.  / /   Commonwealth of
     c.   Texas     and this Plan and Trust shall be governed under the same.
         -------

B9   EMPLOYER FISCAL YEAR means the 12 consecutive month period:

     Commencing on a.     April 1st          (e.g., January 1st) and
                      -----------------------
                         month     day

     ending on b.      March 31st
                    -------------------------
                         month     day

PLAN INFORMATION

C1   EFFECTIVE DATE

     This Adoption Agreement of the MFS Fund Distributors, Inc. Standardized 401
     (k) Profit Sharing Plan and Trust shall:

     a. /X/ establish a new Plan and Trust effective as of January 1, 1997 (hereinafter called the "Effective Date").

     b. / / constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective _____________ (hereinafter called the "Effective Date'). Except as specifically provided in the Plan, the effective date of this amendment and restatement is_____________. (For TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989.)

C2   PLAN YEAR means the 12 consecutive month period:

     Commencing on a.    January 1st    (e.g., January 1st)
                       ----------------
     and ending on b.    December 1st.
                       ----------------

     IS THERE A SHORT PLAN YEAR?

     c.   /X/  No

     d.   / /  Yes, beginning
                              ------------------------------------.
               and ending
                              ------------------------------------.

C3   ANNIVERSARY DATE of Plan (Annual Valuation Date)

     a.   December 31st
          -------------------
          month     day

C4   PLAN NUMBER assigned by the Employer (select one)

     a.   /X/  001
     b.   / /  002
     c.   / /  003
     d.   / /  Other

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

     a.   /X/  Employer (Use Employer Address)

     b.   / /  Name
                    -----------------------------------------------------------

               Address        / /  Use Employer Address
                    -----------------------------------------------------------

                    -------------------------,  ------------------,  ----------
                         City                     State               Zip

               Telephone
                         ------------------------------------------------------

               Administrator's I.D. Number
                                             ----------------------------------

C6   PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

     a.   /X/  Employer (Use Employer Address)

     b.   / /  Name
                         ------------------------------------------------------

               Address
                         ------------------------------------------------------


                         ------------------------------------------------------

ELIGIBILITY, VESTING AND RETIREMENT AGE

D1 ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean all Employees who have satisfied the eligibility requirements except those checked below:

     a.   /X/  N/A. No exclusions.

     b. / / Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

     c. / / Employees who are nonresident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

          NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer, any Affiliated Employer, and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

     a. /X/ On the basis of actual hours for which an Employee is paid or entitled to payment.

     b. / / On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

     c. / / On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during a the week.

     d. / / On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five with at least one (95) Hours of Service if under the Plan such Employee would be credited (1) Hour of Service during the semimonthly payroll period.

     e. / / On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D3   CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

     (Check either a OR b and c, and if applicable, d)
     Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

     a.   / /  NO AGE OR SERVICE REQUIRED.

     b.   /X/  SERVICE REQUIREMENT. (may not exceed 1 year)

          1.   / /   None
          2.   /X/  1/2 Year of Service
          3.   / /  1 Year of Service
          4.   / /  Other
                         ------------------------------

          NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an

                    Employee will not be required to complete any specified number of Hours of Service in a particular month.

     c.   /X/  AGE REQUIREMENT (may not exceed 21)

          1.   / /  N/A - No Age Requirement.
          2.   / /  20 1/2
          3.   /X/  21
          4.   / /  Other
                         ------------------------------

     d. /X/ FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D4   EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)

     An Eligible Employee shall become a Participant as of:

     a.   / /  the first day of the Plan Year in which he met the requirements.

     b. / / the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.

     c. / / the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.

     d. / / the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less and age 20 1/2 or less.)

     e. / / the first day of the month coinciding with or next following the date on which he met the requirements.

     f. /X/ Other: the first day of the Plan Year Quarter coinciding with or next following the date on which he/she met the requirements, provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D3 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D5   VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

     The vesting schedule, based on number of Years of Service, shall be as follows:

     a. / / 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)


     b.   / /  0-2 years      0%
               3 years        100%
     c.   / /  0-4 years      0%
               5 years        100%
     d.   / /  0-1 year       0%
     e.   / /  0-1 year       0%
               2 years        20%
               3 years        40%
               4 years        60%
               5 years        80%
               6 years        100%
     e.   / /  1 year         25%
               2 years        50%
               3 years        75%
               4 years        100%
     f.   / /  1 year         20%
               2 years        40%
               3 years        60%
               4 years        80%
               5 years        100%
     g.   / /  0-2 years      0%
               3 years        20%
               4 years        40%
               5 years        60%
               6 years        80%
               7 years        100%

     h.   / /  Other - Must be at least as liberal as either c or g above.


                    Years of Service         Percentage

                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------

D6 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

     a. / / Vesting schedule has not been amended or amended schedule is more favorable in all years.


     b.   / /       Years of Service         Percentage

                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------
                    --------------------     ----------------


D7 TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

     a.   / /  N/A (D5a, b, d, e or f was selected)


     b.   /X/  0- 1 year      0%
               2 years        20%
               3 years        40%
               4 years        60%
               5 years        80%
               6 years        100%
     c.   / /  0-2 years      0%
               3 years        100%

     NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D8 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

     a. / / Service prior to the Effective Date of the Plan or a predecessor plan.
     b.   /X/  N/A.
     c.   / /  Service prior to the time an Employee attained age 18.
     d.   /X/  N/A.

D9   PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

     a.   /X/  No.
     b. / / Yes: Years of Service with _____ shall be recognized for the purpose of this Plan.

     NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.

D10  NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

     a. /X/ the date a Participant attains his 59 1/2 birthday. (not to exceed 65th)
     b. / / the later of the date a Participant attains his birthday (not to exceed 65th) or the
     c. / / ______ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D11  NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

     a.   /X/  as of the Participant's "NRA."

               OR (must select b. or c. AND 1. or 2.)

     b.   / /  as of the first day of the month ...
     c.   / /  as of the Anniversary Date ...
          1.   / /  coinciding with or next following the Participant's "NRA."
          2.   / /  nearest the Participant's "NRA."

D12  EARLY RETIREMENT DATE (Plan Section 1.12) means the:

     a.   /X/  No Early Retirement provision provided.
     b.   / /  date on which a Participant ...
     c. / / first day of the month coinciding with or next following the date on which a Participant ...
     d. / / Anniversary Date coinciding with or next following the date on which a Participant ...

        AND, if b, c or d was selected ...
        1.     / /  attains his birthday and has
        2.     / /  completed at least ________ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1   a.   COMPENSATION (Plan Section 1.9) with respect to any Participant means:

          1.   /X/  Wages, tips and other Compensation on Form W-2
          2.   / /  Code Section 3401(a) wages
          3.   / /  415 safe-harbor compensation

     b.   COMPENSATION shall be

          1.   /X/  actually paid (must be selected if Plan is integrated)
          2.   / /  accrued

     c.   FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:
          1.   /X/  the Plan Year.
          2.   / /  the Fiscal Year coinciding with or ending within the Plan
                    Year.
          3.   / /  the Calendar Year coinciding with or ending within the Plan
                    Year.

          NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

     d. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of

          1.   / /  the first day of the Plan Year.
          2.   /X/  the date the Participant entered the Plan.

     e.   IN ADDITION, COMPENSATION and. "414(s) Compensation"

          1.   /X/  shall
          2. / / shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(b)(1)(B), or 403(b).

     f.   AND, COMPENSATION

          1.   / /  shall
          2. /X/ shall not include (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation and welfare benefits.

E2 SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION (Plan Section 4.2) Each Employee may elect to have his Compensation reduced by:

     a.   / /             %
               -----------
     b.   / /  up to             %
                    ------------
     c.   /X/  from     1%   to   15%
                    -------    -------
     d.   / /  up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 404 and 415.

     AND...

     e. /X/ A Participant may elect to commence salary reductions of each entry date (ENTER AT LEAST ONE DATE OR PERIOD). A Participant may modify the amount of salary reductions of each entry date (ENTER AT LEAST ONE DATE OR PERIOD).

     AND...

               Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

     f.   / /  Yes
     g.   /X/  No

E3   FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION
     (Plan Section 4. 1 (b))

     a.   / /  NIA. There shall be no matching contributions.
     b. / / The Employer shall make matching contributions equal to ____% (e.g., 50%) of the Participant's salary reductions.
     c. /X/ The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.
     d. / / The Employer shall make matching contributions equal to the sum of ____% of the portion of the Participant's salary reduction which does not exceed _____% of the Participant's Compensation plus ____% of the portion of the Participant's salary reduction which exceeds _____% of the Participant's Compensation, but does not exceed _____% of the Participant's Compensation.
     e. / / The Employer shall make matching contributions equal to the percentage determined under the following schedule:


               Participant's Total           Matching
               Years of Service              Percentage

               -------------------------     -----------------------
               -------------------------     -----------------------
               -------------------------     -----------------------

FOR PLANS WITH MATCHING CONTRIBUTIONS

     f.   /X/  Matching contributions
     g.   / /  shall
     h. /X/ shall not be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution.)
     i.   / /  For Plan Years beginning prior to 1990, a Year of Service
     j.   / /  shall
     k. /X/ shall not be required in order to share in the matching contributions. For Plan Years beginning after 1989, a Year of Service shall not be required in order to share in the matching contributions.
     l. / / In determining matching contributions, only salary reductions up to ____% of a Participant's Compensation will be matched.
     m.   /X/  N/A
     n. / / The matching contribution made on behalf of a Participant for any Plan Year shall not exceed $_______.
     o.   /X/  N/A
     p.   /X/  Matching contributions shall be made on behalf of
               1.   /X/  all Participants.
               2.   / /  only Non-Highly Compensated Employees.

                             MFS FUND DISTRIBUTORS, INC.
                         STANDARDIZED/NON-STANDARDIZED 401(K)
                            PROFIT SHARING PLAN AND TRUST
                            ADDENDUM TO ADOPTION AGREEMENT

E3   q.   /X/  Notwithstanding anything in the Plan to the contrary, all matching contributions which relate to distributions of Excess
               Deferred Compensation, Excess Contributions, and Excess Aggregate
               Contributions shall be Forfeited. (Select this option only if it is applicable.)

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION) (Plan
     Section 4.1)?

     a.   / /  No.
     b. / / Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
     c. /X/ Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.

IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

     d.   /X/  FOR A NON-INTEGRATED PLAN

     The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

     e.   /X/  FOR AN ENTEGRATED PLAN

     The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.4(b)(3) based on a Participant's Compensation in excess of

     f.   / /  The Taxable Wage Base.
     g.   / /  The greater of $10,000 or 20% of the Taxable Wage Base.
     h.   / /  _____% of the Taxable Wage Base. (See Note below.)
     i.   / /  $ ________. (See Note below.)

     NOTE: The integration percentage of 5.7% shall be reduced to:

               1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

               2. 5.4% if h. or i. above is less than 100% and more than 80% of the Taxable Wage Base.

E5   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 4.1)

     a. /X/ N/A. There shall be no Qualified Non-Elective Contributions except as provided in Sections 4.6 and 4.8.
     b. / / The Employer shall make a Qualified Non-Elective Contribution equal to _____% of the total Compensation of all Participants eligible to share in the allocations.
     c. / / The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6   FORFEITURES (Plan Section 4.4(e))

     a. Forfeitures of contributions other than matching contributions shall be...

          1.   /X/  added to the Employer's contribution under the Plan.
          2. / / allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

     b.   Forfeitures of matching contributions shall be ...

          1.   / /  NIA. No matching contributions or match is-fully vested.
          2.   /X/  used to reduce the Employer's matching contribution.
          3. / / allocated to all Participants eligible to share in the allocations in proportion to each such Participant's Compensation for the year.
          4. / / allocated to all Non-Highly Compensated Employees eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

E7   ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.4(1))

     Any Participant who terminated employment during the Plan Year for reasons other than death, Total and Permanent Disability of retirement:

     a. With respect to the allocation of Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures for Plan Years beginning prior to 1990:

          1.   /X/  N/A
          2. / / shall share in such allocations provided such Participant completed a Year of Service.
          3. / / shall not share in such allocations regardless of Hours of Service.

     NOTE: The Plan provides that for Plan Years beginning after 1989, a terminated Participant shall share in such allocations provided such Participant completed more than 500 Hours of Service.

     b.   With respect to the allocation of Employer Matching Contributions, a
          Participant:

          1.   For Plan Years beginning after 1989,

               i.   / /  N/A, Plan does not provide for matching contributions.
               ii.  / /  shall share in the allocations, regardless of Hours of
                         Service.
               iii. /X/ shall share in the allocations provided such Participant completed more than 500 Hours of Service.

          2.   For Plan Years beginning before 1990,

               i.   /X/  N/A, new Plan, or same as Plan Years beginning after
                         1989.
               ii.  / /  shall share in the allocations, regardless of Hours of
                         Service.
               iii. / / shall share in the allocations provided such Participant completed a Year of Service.

E8   ALLOCATIONS OF EARNINGS (Plan Section 4.4(c))

     Allocations of earnings with respect to amounts contributed to the Plan after the previous Anniversary Date or other valuation date shall be determined ...

     a.   / /  by using a weighted average.
     b. / / by treating, one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the previous Anniversary Date or valuation date.
     c.   / /  by using the method specified in Section 4.4(c).
     d.   /X/  other BY USING THE ACTUAL INVESTMENT EXPERIENCE OF INDIVIDUAL
               ACCOUNTS

E9   LIMITATIONS ON ALLOCATIONS (Plan Section 4.9)

     a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

          1.   /X/  N/A.
          2. / / The provisions of Section 4.9(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.
          3. / / Provide the method under which the Plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

     b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

          1.   /X/  N/A
          2. / / In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the
                    1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.9(a)(4), of the Plan.

          3. / / Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

E10  DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
     Distributions upon the death of a Participant prior to receiving any benefits shall ...

     a.   /X/  be made pursuant to the election of the Participant or beneficiary.
     b. / / begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
     c.   / /  be made within 5 years of death for all beneficiaries.
     d.   / /  other
                    ----------------------------------------

E11 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall ...

     a.   /X/  be recalculated at the Participant's election.
     b.   / /  be recalculated.
     c.   / /  not be recalculated.

E12  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION
     Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

     a. /X/ N/A. Immediate distributions may be made at Participant's election.
     b.   / /  The Participant has incurred___ 1-Year Break(s) in Service.
     c.   / /  The Participant has reached his or her Early or Normal Retirement
               Age.
     d. / / Distributions may be made at the Participant's election on or after the Anniversary Date following termination of employment.

     e.   / /  Other
                    -----------------------------

E13  FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
     Distributions under the Plan may be made ...

     a.   1.   /X/  in lump sums.
          2.   / /  in lump sums or installments.

     b.   AND, pursuant to Plan Section 6.13,

          1.   /X/  no annuities are allowed (avoids Joint and Survivor rules).
          2.   / /  annuities are allowed (Plan Section 6.13 shall not apply).

     NOTE: b. 1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

     c.   AND may be made in ...

          1.   /X/  cash only (except for insurance or annuity contracts).
          2.   / /  cash or property.

TOP HEAVY REQUIREMENTS

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.4(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

     a.   /X/  The Employer does not maintain a Defined Benefit Plan.
     b. / / A minimum, non-integrated contribution of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.4(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)
     c. / / A minimum, non-integrated contribution of 7 1/2% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.4(i). (If this choice is selected, the Defined Benefit and Planned Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)
     d. / / Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

               ----------------------------------------------------------------
               ----------------------------------------------------------------
               ----------------------------------------------------------------

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on...

     a.   /X/  N/A. The Employer does not maintain a defined benefit plan.
     b.   / /  Interest Rate:
                             --------------------------
               Mortality Table:
                               ------------------------

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans (other than paired plans).

     a.   /X/  N/A.
     b. / / A minimum, non-integrated contribution of 3% of each Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
     c. / / Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).
               ---------------------------------------------------------------
               ---------------------------------------------------------------
               ---------------------------------------------------------------

MISCELLANEOUS

G1   LOANS TO PARTICIPANTS (Plan Section 7.4)

     a.   /X/  Yes, loans may be made up to $50,000 or 1/2 Vested interest.
     b.   / /  No, loans may not be made.

     If YES, (check all that apply) ...

     c.   /X/  Loans shall be treated as a Directed Investment.
     d.   / /  Loans shall only be made for hardship or financial necessity.
     e.   /X/  The minimum loan shall be $1,000.
     f. / / $ 10,000, de minimis loans may be made regardless of Vested interest. (If selected, Plan may need security in addition to Vested interest.)

          NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.13) are permitted for the interest in any one or more accounts.

     a.   /X/  Yes, regardless of the Participant's Vested interest in the Plan.
     b. / / Yes, but only with respect to the Participant's Vested interest in the Plan.
     c.   / /  Yes, but only with respect to those accounts which are 100%
               Vested.
     d.   / /  No directed investments are permitted.

G3   TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.11)

     a. /X/ Yes, transfers from qualified plans (and rollovers) will be allowed.
     b. / / No, transfers from qualified plans (and rollovers) will not be allowed.

     AND, transfers shall be permitted ...

     c.   /X/  from any Employee, even if not a Participant.
     d.   / / from Participants only.

G4   EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.12)

     a.   / /  Yes, Voluntary Contributions are allowed subject to the limits of
               Section 4.7.
     b.   /X/  No, Voluntary Contributions will not be allowed.

     NOTE: TRA '86 subjects voluntary contributions to strict discrimination rules.

G5   HARDSHIP DISTRIBUTIONS (Plan Section 6.11)

     a.   /X/  Yes, from any accounts which are 100% Vested.
     b.   / /  Yes, from Participant's Elective Account only.
     c.   / /  Yes, but limited to the Participant's Account only.
     d.   / /  No.

     NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6   PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

     a. /X/ If a Participant has reached the age of 59 1/2 distributions may be made, at the Participant's election, from any Accounts which are 100% Vested without requiring the Participant to terminate employment.
     b.   / /  No pre-retirement distribution may be made.


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

     NOTE: Distributions from a Participant's Elective Account and Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7 TRUST INVESTMENTS: (Plan Section 7.2) Assets under this Plan shall be invested as follows (select all that apply):

     a.   / /  Life Insurance Contracts (must also select b. and/or c.)

          1.   / /  shall be purchased at the option of the Administrator.
          2.   / /  shall be purchased at the option of the Participant.

     AND (select all that apply) ...

          3.   / /  Each initial Contract shall have a minimum face amount of
          4. / / Each additional life insurance contract shall have a minimum face amount of $__________________.
          5. / / No initial or additional life insurance shall be purchased for any Participant who is under age ____ on the contract issue date.
          6. / / No life insurance shall be purchased until the Participant has been credited with ____ Years of Service.
          7. / / No life insurance shall be purchased until the Participant has been credited with ____ Years of Service while a Participant in the Plan.
          8. / / The maximum amount of all Contracts purchased on behalf of a Participant shall not exceed $_______.
          9. / / Waiver of premium is included on all life insurance contracts and is paid with the Employer Contributions allocated to the Participant's Accounts.

     b. / / Annuity Contracts (as permitted by the Insurer) shall be purchased...

          1.   / /  at the option of the Administrator
          2.   / /  at the option of the Participant

     c. /X/ Investments may be made in any investments permitted pursuant to Plan Sections 7.2 and 7.3 other than those permitted by a. or b. above unless so elected.

An Employer who has ever maintained or who later adopts any plan in addition to this Plan (including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Code Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the Employer's plan(s) qualified, application for a determination letter should be made to the appropriate key district director of Internal Revenue.


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

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code
Section 401 unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Code Sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b) and 414(s), as amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, u rider regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

This Adoption Agreement may be used only in conjunction with basic Plan document #02. This Adoption Agreement and the basic Plan document shall together be known as MFS Fund Distributors, Inc. Standardized 401(k) Profit Sharing Plan and
Trust #02-002.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

This Plan may be used only in conjunction with a product purchased from MFS Fund Distributors, Inc. or any of its affiliates or subsidiaries.

MFS Fund Distributors, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by MFS Fund Distributors, Inc. or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify MFS Fund Distributors, Inc. of any change in address.


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